UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. )
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 17, 2010
GLOBAL DEFENSE TECHNOLOGY & SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34551	20-4477465

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1501 Farm Credit Drive Suite 2300 McLean, Virginia	22102

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (703) 738-2840
Not applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets
On December 21, 2010, Global Defense Technology & Systems, Inc. (“GTEC” or the “Company”) filed a Current Report on Form 8-K to report the completion of its acquisition of Signature Government Solutions, LLC (“Signature”). The Company is filing this Amended Current Report on Form 8-K/A to report the financial statements and unaudited pro forma financial information required by Items 9.01(a) and 9.01(b) of Form 8-K, respectively. The unaudited pro forma financial information provided pursuant to Item 9.01(b) of Form 8-K also reflects the Company’s acquisition of Zytel Corporation (“Zytel”) as previously disclosed on the Company’s Current Report on Form 8-K filed on October 7, 2010.
Item 9.01 Financial Statements and Exhibits
(a)	Financial Statements of Businesses Acquired
The unaudited condensed financial statements of Signature as of and for the nine month period ended September 30, 2010 are filed with this Form 8-K/A as Exhibit 99.2. The audited financial statements of Signature for the period from commencement of operations (September 1, 2009) through the year ended December 31, 2009, and the related report of Mayer Hoffman McCann P.C. are filed with this Form 8-K/A as Exhibit 99.3. The audited carve out financial statements of Signature for the period January 1, 2009 through August 31, 2009 and the year ended December 31, 2008, and the related report of Mayer Hoffman McCann P.C. are filed with this Form 8-K/A as Exhibit 99.4.
(b)	Pro Forma Financial Information
The unaudited pro forma financial information included with this Form 8-K/A has been prepared to illustrate the pro forma effects of the acquisitions of Signature and Zytel. The unaudited pro forma condensed consolidating balance sheet as of September 30, 2010 and the unaudited pro forma condensed consolidating statements of operations for the nine months ended September 30, 2010 and the twelve months ended December 31, 2009 are filed with this Form 8-K/A as Exhibit 99.5. The unaudited pro forma condensed consolidating balance sheet as of September 30, 2010 gives effect to the acquisitions of Signature and Zytel as if they had occurred as of September 30, 2010. The unaudited pro forma condensed consolidating statements of operations for the nine months ended September 30, 2010 and the twelve months ended December 31, 2009 give effect to the acquisitions of Signature and Zytel as if they had occurred on January 1, 2009. All pro forma information in this Form 8-K/A has been prepared for informational purposes only and is not necessarily indicative of the past or future results of operations or financial position of Signature, Zytel or the Company.
(d)	Exhibits

2.1	Amended and Restated Purchase Agreement, dated December 17, 2010, by and among Global Defense Technology & Systems, Inc., Signature Government Solutions, LLC and Signature Consultants, L.L.C. (incorporated by reference to the Company’s Current Report on Form 8-K as filed on December 21, 2010)

23.1*	Consent of Mayer Hoffman McCann P.C. regarding the audited financial statements of Signature Government Solutions, LLC for the period from commencement of operations (September 1, 2009) through the year ended December 31, 2009

23.2*	Consent of Mayer Hoffman McCann P.C. regarding the audited carve out financial statements of Signature Government Solutions, a wholly owned business unit of Signature Consultants, L.L.C., for the period January 1, 2009 through August 31, 2009 and the year ended December 31, 2008

99.1	Global Defense Technology & Systems, Inc. Press Release, dated December 20, 2010, announcing the completion of the acquisition of Signature Government Solutions, LLC (incorporated by reference to the Company’s Current Report on Form 8-K as filed on December 21, 2010)

99.2*	Unaudited condensed financial statements of Signature Government Solutions, LLC as of and for the nine month period ended September 30, 2010

99.3*	Audited financial statements of Signature Government Solutions, LLC for the period from commencement of operations (September 1, 2009) through the year ended December 31, 2009, and the related report of Mayer Hoffman McCann P.C., independent auditors

99.4*	Audited carve out financial statements of Signature Government Solutions, LLC for the period January 1, 2009 through August 31, 2009 and the year ended December 31, 2008, and the related report of Mayer Hoffman McCann P.C., independent auditors

99.5*	Unaudited pro forma condensed consolidated balance sheet as of September 30, 2010; Unaudited pro forma condensed consolidating statements of operations for the nine months ended September 30, 2010 and the twelve months ended December 31, 2009

*	filed herewith

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL DEFENSE TECHNOLOGY & SYSTEMS, INC.
By:	/s/ John Hillen
Name:	John Hillen
Title:	President and Chief Executive Officer

Dated: March 4, 2011